®
PG&E
Corporation
Third Quarter Earnings Call
November 3, 2011
This presentation is not complete without the accompanying statements made by management during the webcast conference call held on
November 3, 2011. In addition, this presentation is complementary to the financial and other information contained in the exhibits attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the Securities and Exchange Commission on November 3, 2011.
The Form 8-K, attached exhibits, and replay of the conference call are available on PG&E Corporation’s website at www.pge-corp.com
Exhibit 99.3

This presentation contains forward-looking statements that relate to management's guidance for PG&E Corporation’s 2011 and 2012 earnings per share from operations and various assumptions and estimates on which such guidance is based, including forecasts of costs related to planned gas and electric operations improvements, the amount of costs related to gas pipeline matters and the recoverability of such costs through rates, third-party liabilities associated with the September 9,
2010 natural gas pipeline accident in San Bruno, California, forecast capital expenditures, environmental remediation liability, and future equity issuances. These statements are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:
•the outcome of pending and future regulatory proceedings and investigations related to the San Bruno accident and the safety of the Utility’s natural gas transmission pipelines; the ultimate amount of costs the Utility incurs for natural gas pipeline matters that are not recoverable through rates; the ultimate amount of third-party claims associated with the San Bruno accident that will not be recovered through insurance; and the amount of any civil or criminal fines, penalties, or punitive damages the Utility may incur related to these matters;
•the outcome of future investigations or proceedings that may be commenced by the CPUC or other regulatory authorities relating to the Utility’s compliance with law, rules, regulations, or orders applicable to the operation, inspection, and maintenance of its electric and gas facilities (in addition to investigations or proceedings related to the San Bruno accident and natural gas pipeline matters);
•explosions, fires, accidents, mechanical breakdowns, the disruption of information technology and systems (including the newly installed advanced electric and gas metering system), human errors, and similar events that may occur while operating and maintaining an electric and natural gas system in a large service territory with varying geographic conditions that can cause unplanned outages, reduce generating output, damage the
Utility’s assets or operations, which could subject the Utility to third-party claims for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utility;
•the impact of storms, earthquakes, floods, drought, wildfires, disease, and similar natural disasters, or acts of terrorism or vandalism, that affect customer demand or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies;
•the potential impacts of climate change on the Utility’s electricity and natural gas businesses, the impact of environmental laws and regulations aimed at the reduction of carbon dioxide and other greenhouse gases, and whether the Utility is able to recover associated compliance costs including the cost of emission allowances and offsets that the Utility may incur under cap and trade regulations;
•the outcome of seismic studies the Utility is conducting that could affect the Utility’s ability to continue operating Diablo Canyon or renew the operating licenses for Diablo Canyon, the issuance of NRC orders or the adoption of new legislation or regulations to address seismic and other risks at nuclear facilities, or to address the operations, decommissioning, storage of spent nuclear fuel, security, safety, cooling water intake, or other operating or licensing matters associated with Diablo Canyon and whether the Utility is able to comply with such new orders, legislation, or regulations and recover the increased costs of compliance through rates;
•whether the Utility’s newly installed electric and gas SmartMeter™ devices and related software systems and wireless communications equipment continue to accurately and timely measure customer energy usage and generate billing information, whether the Utility can successfully implement the system design changes necessary to accommodate changing retail electric rates, and whether the Utility can continue to rely on third-party vendors and contractors to support the advanced metering system;
•the impact of environmental remediation laws and regulations, particularly those affecting the remediation of the Utility’s former manufactured gas plants and natural gas compressor sites, the extent to which the Utility is able to recover compliance and remediation costs from third parties or through rates or insurance, and the ultimate amount of environmental remediation costs the
Utility incurs related to the Hinkley natural gas compressor station;
•other factors and risks discussed in PG&E Corporation and the Utility’s 2010 Annual Report on Form 10-K and subsequent
Quarterly Reports on Form 10-Q that have been filed with the Securities and Exchange Commission.
Safe Harbor Statement

Tony Earley
Chairman, CEO and President, PG&E Corporation
Chris Johns
President, Pacific Gas and Electric Company
Kent Harvey
Senior Vice President and CFO, PG&E Corporation
Gabe Togneri
Vice President, Investor Relations, PG&E Corporation
Today’s Speakers

Initial Observations at PG&E
• Commitment to Excellence in Operations
• Benchmark - Celebrate the Gaps
• Organizational Structure Supports Improvement

PG&E Officer Team
Leadership team includes strong, diverse experience at PG&E and other utilities
PG&E Tenure
 Avg. Utility Experience
11%
26%
63%
12 years
17 years
25 years
less than 1 year
1-5 years
5 years or more
Key Recent Additions
• Nick Stavropoulos, EVP, Gas Operations
• Karen Austin, SVP and Chief Information Officer

Improvement Plans
Restore Confidence
and Trust
Benchmark to Drive
Improvement
Additional
Gas and Electric
Spending
• Work to improve
 operations is vital
• Consistently provide
 better service
• Drive to operational
 excellence and
 accountability
• Compare to the best
 in operations
• Identify gaps in
 performance
• Set meaningful goals
• Accelerate previously
 planned work
• Identified new work
• Will impact 2012 and
 2013 earnings

Operational Review
Reviewed all areas of operations
Assessed opportunities to improve
safety, reliability, and customer
service
Identified work requiring additional
expense spending

[redacted] [redacted]

[redacted]

[redacted]

[redacted]

[redacted]

[redacted]

PG&E

Additional Expenses in 2012
Annual Projections Beyond Previously Planned Expense Level
Accelerated Gas and Electric Work
Performance Improvement Work
• Evaluate and remediate gas services vulnerable to corrosion
• Increase right of way clearances
• Protect or relocate gas distribution meters to prevent damage
• Increase staffing and training for gas control center
• Shorten leak repair and leak recheck intervals
• Improve integrity management and class location programs
Electric
Electric
Customer
2012: ~$200 million
2013: Comparable Amount
• Provide more support to small and medium business customers
• Increase overall customer communications and education efforts
• Improve technology used for field asset inventory system
• Accelerate pole reinforcement program and pole inspection cycles
• Increase hazard patrols in wildfire areas
• Accelerate overhead and underground line maintenance work
Gas
Gas

Natural Gas Pipeline Matters
Regulatory
Proceedings
Pipeline
Work
Third Party
Liability
Final Report Issued
NTSB
CPUC
Investigation (OII)
Rulemaking (OIR)

Proceedings on parallel
timeframes
Q3: Tested 46 miles
YTD: Cleared > 100 mi
Strength Testing
MAOP Validation
Met targets to date
End of 2011: 1,800 miles
Additional Accrual
Liability Range
$375 million - $600 million
Q3: $96 million charge
 • New information about
 nature of claims
 • Experience to date
 resolving key cases
 • Developments in litigation
 and regulatory
 proceedings

Environmental-Related Costs
Q3 2011 Accrual Increase: $125 million
• Hinkley - final remediation plan proposal
• Chromium plume extends farther than previously believed
• Order for permanent replacement water
Primary Drivers

Earnings (millions)		EPS	
Earnings from Operations	$	436	$	1.08
Items Impacting Comparability				
Natural Gas Pipeline Matters		(162)		(0.40)
Environmental-Related Costs		(74)		(0.18)
EPS on a GAAP Basis	**$**	**200**	**$**	**0.50**

Natural Gas Pipeline Matters (millions, pre-tax)		
	3Q 2011	
Pipeline-related costs	$	(177)
Third-party liability claims		(96)
Insurance Recoveries		-
Total	**$**	**(273)**

3Q 2011 EPS

3Q 2010 vs. 3Q 2011
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$1.02
$0.10
$0.03
($0.04)
($0.03)
$1.08
3Q 2010 EPS from Operations
Increase in rate base earnings
Miscellaneous items
Litigation and regulatory matters
Increase in shares outstanding
3Q 2011 EPS from Operations

3Q 2011 Q over Q Comparison
“Earnings from Operations” is not calculated in accordance with GAAP and excludes items impacting comparability.

Low		High	
EPS from Operations	$	3.45	$	3.60
Estimated Items Impacting Comparability				
Natural Gas Pipeline Matters		(1.28)		(0.65)
Environmental-Related Costs		(0.18)		(0.18)
Estimated EPS on a GAAP Basis	**$**	**1.99**	**$**	**2.77**

Natural Gas Pipeline Matters (millions, pre-tax)				
	Low guidance range		High guidance range	
Pipeline-related costs	$	(550)	$	(350)
Third-party liability claims		(380)		(155)
Insurance Recoveries		60		60
Total	**$**	**(870)**	**$**	**(445)**

PG&E

2011 EPS Guidance
Does not include additional insurance recoveries or potential fines, penalties, or punitive damages.

($ billions)
28.0
26.0
24.0
22.0
20.0
18.0
16.0
14.0
12.0
10.0
2011
2012
Total Authorized Rate Base
Forecast CWIP

	2011	2012
Gas Distribution	375	500
Electric Distribution	1250	1400
Gas Transmission	175	275
Electric Transmission	750	775
Conventional Generation	450	550
Common Plant	400	425
Separately Funded		
Cornerstone	100	125
PV	300	275
SmartMeter	225	50
PSEP	69	384
Other	100	75
Total CapEx	**~4,200**	**~4,800**

Authorized ROE: 11.35%

Assumptions for 2012 Guidance
Equity Ratio:  52%
Cost of Capital
Expect 2012 CapEx: ~$4,600 - $4,800 million
Capital Expenditures Forecast ($ millions)
~$1.5
~$1.6
~$23.4
~$24.5
Authorized Rate Base (weighted average)

2012 Additional Expenses
Accelerate work previously planned
over a number of years
Plan to complete by end of 2013
2012: ~$200 million more than previously planned
Elevate ongoing performance to a
higher level
2/3
1/3

$3.45 - $3.60
- Higher expenses
- Higher shares
+ Rate base growth
$3.10 - $3.30

Earnings from Ops Comparison
2011 EPS from Operations
2012 EPS from Operations
“Earnings from Operations” is not calculated in accordance with GAAP and excludes items impacting comparability.

Low		High	
EPS from Operations	$	3.10	$	3.30
Estimated Items Impacting Comparability				
Natural Gas Pipeline Matters		(0.60)		(0.14)
Environmental-Related Costs		(0.14)		0.00
Estimated EPS on a GAAP Basis	**$**	**2.36**	**$**	**3.16**

Natural Gas Pipeline Matters
(millions, pre-tax)

	Low guidance range		High guidance range	
Pipeline-related costs	$	(200)	$	(100)
Third-party liability claims		(225)		0
Insurance Recoveries		-		-
Total	**$**	**(425)**	**$**	**(100)**

2012 EPS Guidance
Assumes approval of Pipeline Safety Enhancement Plan as proposed. Does not include insurance recoveries or potential fines, penalties, or punitive damages.

Equity Issuance
YTD 2011
Through EOY 2012

+ Higher capex
+ Lower earnings from ops
+ Q3 accruals
- Lower unrecovered pipeline costs

In Closing
 Resolve pipeline issues
 Improve operational performance
 Restore reputation with customers and regulators
Objective
Sustainable earnings and dividend growth
The Plan